SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant x Filed by a Party other than the Registrant Check the appropriate box:

     Preliminary Proxy Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[x]  Definitive Proxy Statement

     Definitive Additional Materials

     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMUNITY FIRST BANCORPORATION

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



     Fee paid previously with preliminary materials



     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         COMMUNITY FIRST BANCORPORATION
                            NOTICE OF ANNUAL MEETING


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders of Community First Bancorporation will be held at Community First Bank, Seneca Office, 1600 Sandifer Boulevard, Seneca, South Carolina, on Tuesday, April 28, 1998, at 1:30 p.m., for the following purposes:

     (1)  To elect three directors to each serve a three-year term;

     (2)  To vote on the 1998 Stock Option Plan; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 1, 1998, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

     Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

     Included herewith is the Company's 1998 Proxy Statement. Also included is the Company's 1997 Annual Report to Stockholders.

     By Order of the Board of Directors



April 3, 1998                                Frederick D. Shepherd, Jr.
                                             President

                         Community First Bancorporation
                            3685 BLUE RIDGE BOULEVARD
                         WALHALLA, SOUTH CAROLINA 29691
                                 (864) 638-2105

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorporation (the "Company") for use at the Annual Meeting of Stockholders to be held at 1:30 p.m. on Tuesday, April 28, 1998 in Community First Bank's Seneca Office, 1600 Sandifer Boulevard, Seneca, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 3, 1998, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1997, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivery to Frederick D. Shepherd, Jr., President, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691, of an instrument which by its terms revokes the proxy, or by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on March 1, 1998, there were outstanding 888,009 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on March 1, 1998 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting, including adoption of the 1998 Stock Option Plan, will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" adoption of the 1998 Stock Option Plan. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.


                              STOCKHOLDER PROPOSALS

      Any shareholder desiring to submit proposals for the consideration of the stockholders at the next Annual Meeting may do so by sending them in writing to Frederick D. Shepherd, Jr., President, Community First Bancorporation, Walhalla, South Carolina 29691. Such written proposals must be received prior to December 5, 1998, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS

      Set forth below is information as of March 1, 1998 about persons who are currently beneficial owners of 5% or more of the Company's common stock.

 Name and                                Number of Shares                % of outstanding
  Address                               Beneficially owned                 common stock

Frederick D. Shepherd, Jr.                    71,638(1)                        7.7%
3685 Blue Ridge Blvd.
Walhalla, S.C. 29691

Dwight A. Holder                              59,873                           7%
P.O. Box 998
Pickens, S.C. 29671

James E. Turner                               52,914                           6.0%
P. O. Box 367
Seneca, S.C. 29679

----------
   (1) Includes presently exercisable options to purchase 38,618 shares.

         The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT OF THE COMPANY."

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for the next three years, their terms expiring at the 2001 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated Blake L. Griffith, Robert H. Edwards, and Gary V. Thrift each to serve a three year term. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Griffith, Edwards and Thrift. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

         The table shows as to each director and nominee his name and positions held with the Company, the period during which he has served as a director of the Company, and the number of shares of the Company's common stock owned by him at March 1, 1998. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified.

                                             NUMBER OF           % SHARES         POSITIONS WITH        DIRECTOR
                                  AGE         SHARES            OUTSTANDING         THE COMPANY          SINCE*

         Nominees for re-election to the Board of Directors whose terms will continue until the Annual Meeting of Shareholders in 2001 are:

Robert H. Edwards                 67           25,433 (1)           2.9%             Director               1989
Walhalla, S.C.

Blake L. Griffith                 62           36,614 (2)           4.1%             Director               1995**
Walhalla, S.C.

Gary V. Thrift                    37           17,891 (3)           2.0%             Director               1995***
Seneca, S.C.

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 1999 are:

R. Theo Harris, Sr.               75           10,309               1.2%             Director               1989
Westminster, S.C.

James E. McCoy                    60           28,754 (4)           3.2%           Chairman and             1989
Walhalla, S.C.                                                                       Director

James E. Turner                   61           52,914 (5)           6.0%             Director               1989
Seneca, S.C.

Charles L. Winchester             57           21,503 (6)           2.4%             Director               1989
Sunset, S.C.

                                        3





         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2000 are:

Larry S. Bowman, M.D.             49           23,305 (7)           2.6%           Vice Chairman            1989
Seneca, S.C.                                                                       and Director

William M. Brown                  52           24,492 (8)           2.8%           Director and             1989
Salem, S.C.                                                                          Secretary

John R. Hamrick                   50           21,004 (9)           2.4%             Director,              1989
Seneca, S.C.

Frederick D. Shepherd, Jr         57           71,638(10)           7.7%       Director, President,         1989
Walhalla, S.C.                                                                Chief Executive Officer
                                                                                   and Treasurer
All Directors, nominees
and executive officers
as a group (11 persons)                       333,857(11)           36.0%

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.
-------------------
* Includes service as a director of Community First Bank prior to its acquisition by the Company in 1997.
** Mr. Griffith previously served on the Board of Directors from 1989 to 1993. *** Mr. Thrift previously served on the Board of Directors from 1989 to 1992.

(1) Includes 4,930 shares jointly owned with Ruth D. Edwards, Mr. Edward's wife; 2,024 shares owned by Ruth D. Edwards; 2,094 shares owned by Edwards Auto Sales, Inc. Profit Sharing Plan; 1,087 shares owned by Robert H. Edwards LLC; and 417 shares held as trustee for Bobbie Jean Shepard, 487 shares held as trustee for Catherine Elizabeth Edwards, and 417 shares held as Trustee for Natalie M. Edwards, Mr. Edward's grandchildren.
(2)  Includes 4,711 shares owned by Susan P. Griffith, Mr. Griffith's wife.
(3) Includes 1,535 shares held as guardian for Catherine Hayley Thrift, 138 shares held as guardian for Rushton G. Thrift and 984 shares held as guardian for Ford H. Thrift, Mr. Thrift's children.
(4) Includes 25,488 shares over which Mr. McCoy shares voting control with his wife, Charlotte B. McCoy, and an additional 1,633 shares owned by Charlotte
     B. McCoy's IRA.
(5) Includes 46,259 shares owned by Mr. Turner's IRA; and 6,655 shares owned by the IRA for Patricia S. Turner, Mr. Turner's wife.
(6) Includes 9,860 shares jointly owned with Joan O. Winchester, Mr. Winchester's wife; 972 shares owned by Joan O. Winchester; 278 shares owned by John Evan Winchester, Mr. Winchester's son; and 138 shares held as custodian for Samantha Brooke Reeves, 132 shares held as custodian for Savannah Lauren Kent, and 132 shares held as custodian for Charlie Raye Reeves, Mr. Winchester's grandchildren.
(7) Includes 11,041 shares jointly owned with Mary M. Bowman, Dr. Bowman's wife; 7,034 shares owned by Mary M. Bowman; 1,150 shares owned by Mary W. Bowman, Dr. Bowman's daughter; and 1,396 shares held as trustee for Mary W. Bowman and 2,546 shares held as trustee for Robert B. Bowman, Dr. Bowman's children.
(8) Includes 1,396 shares held as custodian for Lamar Bailes Brown and 1,396 shares held as custodian for William M. Brown, Jr., Mr. Brown's sons; and 1,064 shares owned by Annie B. Brown, Mr. Brown's wife.
(9) Includes 672 shares jointly owned with Frances R. Hamrick, Mr. Hamrick's wife; 9,683 shares owned by Mr. Hamrick's SEP; 1,236 shares held as trustee for Maryanne R. Hamrick and 1,236 shares held as trustee for Sarah E. Hamrick, Mr. Hamrick's daughters.
(10) Includes  presently  exercisable  options to purchase  38,618 shares.
(11) Includes presently exercisable options to purchase 38,618 shares.


Directors' Business Experience For The Past Five Years

Larry S. Bowman, M.D.               Orthopaedic  surgeon  with Blue Ridge  Orthopaedic  Association,
                                    P.A.

William M. Brown                    President  and Chief  Executive  Officer of Lindsay Oil Company,
                                    Inc.

Robert H. Edwards                   President of Edwards Auto Sales.

Blake L. Griffith                   President and Chief Executive Officer of Next Day Apparel, Inc.

John R. Hamrick                     President  and  Chief  Executive  Officer  of ERA  Central  Real
                                    Estate, Inc., Seneca

R. Theo Harris, Sr.                 Retired educator,  beef cattle farmer and trustee for Blue Ridge
                                    Electric Cooperative.

James E. McCoy                      Plant Manager of the Walhalla Plant of the Torrington Company.

Frederick D. Shepherd, Jr.          President,  Chief  Executive  Officer and Treasurer of Community
                                    First Bank since 1989;  President,  Chief Executive  Officer and
                                    Treasurer of the Company since May, 1997.

Gary V. Thrift                      President, Thrift Development Corporation,  since February 1996;
                                    Vice President and  Secretary,  Thrift  Development  Corporation
                                    July 1995 to February 1996; General Manager, Tri-County Builders
                                    Supply, since July 1995;  Associated with Thrift Brothers,  Inc.
                                    November 1992 to July 1995.

James E. Turner                     President and Chief Executive Officer of Turner's Jewelers, Inc.

Charles L. Winchester               President,  Winchester  Lumber  Company,  Inc.  of Salem,  South
                                    Carolina; Vice President, Boones Lumber Company.


         Neither the principal executive officer nor any director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 1997, the Board of Directors of the Company met 12 times, including regular and special meetings. Messrs. Bowman, Griffith and Thrift were the only incumbent directors who attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which they are members.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company, not less than 14 days nor more than 50 days prior to any meeting of Shareholders called for the election of Directors; provided, however, that if less than 21 days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the date on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying
Shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying Shareholder. Nominations not made in accordance with these requirements may be disregarded by the President of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

Audit Committee. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Edwards, Hamrick, Winchester and Harris. The Audit Committee met twice in 1997.

Compensation Committee. The Company does not have a standing compensation committee of the Board of Directors or a committee serving similar functions.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the chief executive officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 1997.

                                            Summary Compensation Table

                                                                              Long Term
                                                                            Compensation
                                                                            ------------
                                            Annual Compensation                Awards
                                    -----------------------------------     ------------
                                                                              Number of
                                                                             Securities
                                                                             Underlying        All Other
                                                                               Options          Compen-
Name and Principal Position         Year      Salary(1)(2)        Bonus        Awarded         sation(3)
---------------------------         ----      ------------        -----     ------------       ---------

Frederick D. Shepherd, Jr.          1997        $129,400        $12,700           -             $3,871
 President, Chief Executive         1996         123,983            -0-       5,750(4)           2,988
 Officer and Treasurer              1995         112,886            -0-         -0-                  -

---------------

(1)  Includes  $3,600,  $2,400 and $2,400 of director's fees in 1997,  1996, and
     1995, respectively.
(2) The Company also pays club dues for Mr. Shepherd and provides him with the use of a Company car for business and personal use. Mr. Shepherd reimburses the Company for mileage for personal use of the car. The total of such benefits paid for Mr. Shepherd was less than 10% of his annual salary and bonus payments. Mr. Shepherd participates in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.
(3) Consists of matching contributions paid by the Company pursuant to the 401(k) plan.
(4)  Adjusted for 15% stock dividend effective December 30, 1997.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options exercised by Mr. Shepherd during 1997 and about options held by Mr. Shepherd at December 31, 1997. This information has been adjusted to reflect a 15% stock dividend paid in 1997, and 5% stock dividends paid in each of 1996, 1995, 1994 and 1993.

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised              In-the-Money
                       Shares Acquired     Value             Options 12/31/97              Options 12/31/97(1)
Name                     on Exercise    Realized(1)    Exercisable     Unexercisable   Exercisable      Unexercisable
----                     -----------    -----------    -----------     -------------   -----------      -------------

Frederick D.                6,987         $50,167           36,285             4,783      $218,501            $10,070
Shepherd, Jr.

(1) Based on a price of $14.34 per share, the weighted average price at which the Company's Common Stock has traded during the past year in trades of which the Company has knowledge. This weighted average price has been adjusted to reflect the 15% stock dividend effective December 30, 1997. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

1989 Incentive Stock Option Plan

         On May 9, 1990, the Company's shareholders approved the 1989 Incentive Stock Option Plan (the "Plan"). The Plan provides for the granting of options to certain eligible employees and reserves 139,783 shares of the Company's authorized Common Stock for issuance upon exercise of such options. The exercise price of options granted under the Plan will be the fair market value of the Company's Common Stock on the date the option is granted, but in no event less than $5.00 per share. For any person owning directly or indirectly more than 10% voting control of the Company's outstanding shares, the option price may not be less than 110% of fair market value of the shares. Options must be exercisable within ten years from the date of grant (five years with respect to 10% owners). The expiration of the options accelerates, however, upon the optionee's termination of employment with the Company or death in accordance with the provisions of the Plan. At December 31, 1997, options to purchase 82,826 shares of Common Stock were outstanding, 17,302 shares were available for grant pursuant to option, and options to purchase 66,898 shares were exercisable. The exercisable options have an average exercise price of $8.97 per share.

         The number of shares and average prices in this section have been retroactively adjusted to reflect 5% stock dividends effective May 1, 1993, May 1, 1994, May 1, 1995 and May 1, 1996, and a 15% stock dividend effective December 30, 1997.

Compensation of Directors

         Directors receive compensation of $300 for each regular meeting of the Board of Directors.

                       ADOPTION OF 1998 STOCK OPTION PLAN

         The Board of Directors is also seeking shareholder approval of the 1998 Stock Option Plan. A copy of the proposed 1998 Stock Option Plan is included herewith as Exhibit A and incorporated herein by reference. The following is a summary of the 1998 Stock Option Plan and is qualified in its entirety by reference thereto.

         On March 19, 1998, subject to shareholder approval, the Board of Directors of the Company adopted the 1998 Stock Option Plan, which reserves 200,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 1998 Stock Option Plan. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 1998 Stock Option Plan to persons who are employees or directors of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. At December 31, 1997, the Company had 32 full time employees. Incentive stock options may, however, only be issued to persons who are employees of the Company at the time of grant. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options

(based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors selects the employees to receive grants under the 1998 Stock Option Plan and determines the number of shares covered by options granted under the 1998 Stock Option Plan. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The 1998 Stock Option Plan will terminate on March 19, 2008, and no options will be granted thereunder after that date. Neither the Company nor the recipient of incentive stock options will have federal income tax consequences from the issuance or exercise of the options. Recipients of nonqualified options will recognize, as ordinary income, the difference between the fair market value of the optioned shares on the date of exercise and the exercise price for federal income tax purposes and the Company will be able to expense a like amount. Because of the discretion given to the Board of Directors in selecting the employees to whom grants of options will be made and the number of options granted, the benefits or amounts any individual might receive under the 1998 Stock Option Plan are not presently determinable.

         The Board of Directors has adopted the 1998 Stock Option Plan because the Board of Directors believes that stock options provide an inexpensive way to reward and provide incentives to key employees and directors. Since incentive stock options issued under the plan are only valuable to the recipient if the value of the stock rises, the future benefit to the recipient is linked to benefit to the shareholders. Although non-qualified stock options can be issued for less than fair market value, their value increases if the value of the stock rises. Consequently, the value of such options to the recipient is also linked to benefit to the shareholders.

         The Board of Directors believes that adoption of the 1998 Stock Option Plan is in the best interest of the shareholders and recommends a vote FOR the 1998 Stock Option Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal stockholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 1997 was $4,604,451. During 1997, $3,004,619 of new loans were made and repayments totaled $2,202,086.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that all such reports for these persons were filed in a timely fashion during 1997, with the exception of the following: Messrs. Winchester and Griffith each filed one report with respect to one transaction that was not timely, and Mr. Shepherd filed two reports with respect to three transactions that were not timely.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Donald G. Jones and Company, P.A., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 1998. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Stockholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 1997, free of charge by requesting such form in writing from Frederick D. Shepherd, Jr., President, Community First Bank, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691.

                                                                       Exhibit A

                         Community First Bancorporation

                             1998 STOCK OPTION PLAN



     1. Purpose of the Plan. The Plan shall be known as the Community First Bancorporation 1998 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to directors, officers and key employees of Community First Bancorporation (the "Company"), or any present or future parent or subsidiary of the Company, and to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of
Section 422 of the Code.

     2. Definitions. As used herein, the following definitions shall apply.

     (a) "Award" means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

     (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 5(a) of the Plan.

     (e) "Common Stock" shall mean common stock, no par value per share, of the Company, or any successor or parent corporation thereto.

     (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Company or between the Company and any of its Parent, its Subsidiaries or a successor.

     (g) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

     (h)  "Effective Date" shall mean the date specified in Section 15 hereof.

     (i) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

     (j) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

     (k) "Non-qualified Stock Option" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

     (l) "Option" shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

     (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

     (n) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

     (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

     (p) "Participant" means any officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

     (q)  "Plan" shall mean  Community  First  Bancorporation  1998 Stock Option
          Plan.

     (r) "Company" shall mean Community First Bancorporation, or any successor corporation thereto.

     (s)  "Share" shall mean one share of the Common Stock.

     (t) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

     3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 200,000. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

     4. Six Month Holding Period.

     A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

     5. Administration of the Plan.

     (a) Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Company or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

     (b) Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

     The Chairman of the Board of Directors of the Company and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the participants.

     (c)  Effect  of   Board's   or   Committee's   Decision.   All   decisions,
          determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.

     6. Eligibility. Awards may be granted to directors, officers, key employees and other persons. The Board or the Committee shall from time to time determine the directors, officers, key employees and other persons who shall be granted Awards under the Plan, the number to be granted to each such director, officer, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options (provided, however, Incentive Stock Options may only be granted to persons who are employees, including officers, of the Company). In selecting participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Board or the Committee may, in its sole discretion, deem relevant. Directors, officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

     7. Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

     (a)  Option Price.

          (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

          (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

(b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to him.

(c) Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

(d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

(e) Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section

          8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

     (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Nonqualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

     (a) Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be at such price as the Board or the Committee may determine in its sole discretion.

     (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to him.

     (c) Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

     (d) Exercise Generally. The Board or the Committee may impose additional conditions upon the right of any Participant to exercise any
          Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

     (e) Cashless Exercise. An Optionee who has held a Nonqualified Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Company.

     (f) Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

     (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e) (3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

     (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

     (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this
          Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

     (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

     (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Nonqualified Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

     12. Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of award, as a term of any Incentive Stock Option or Non- qualified Stock Option, the right (the "Repurchase Right") but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

     13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

     (a) Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, splitup, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders).

     (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Company. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as otherwise defined or determined by the State Board of Financial Institutions pursuant to the laws of the State of South Carolina, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan of the Company. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Company. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

     (c) Cancellation and Payment for Options in the Event of Extraordinary Corporate Action. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

          (i) cancel any or all previously granted Options, provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

          (ii) subject  to  Section  13(a)  and  (b)  above,   make  such  other
               adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock
               Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

     Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

     (d) Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

     14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board or the Committee makes the determination to grant such Option. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Board or the Committee.

     15. Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to ratification of the Plan by the stockholders of the Company if the exercise of such Options is subject to such stockholder ratification.

     16. Approval by Stockholders. The Plan shall be approved by stockholders of the Company within twelve months before or after the date the Plan becomes effective.

     17. Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price for Incentive Stock Options shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

     18. Amendment and Termination of the Plan.

     (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

     (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

     The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non- issuance or sale of such Shares.

     As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive or Nonqualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.


     24. Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan's administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.

                                      PROXY

                         COMMUNITY FIRST BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 28, 1998

     Frederick D. Shepherd, Jr. or James E. Turner, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 28, 1998, and at any adjournment thereof, as follows:

1.     ELECTION OF          FOR all nominees listed         WITHHOLD AUTHORITY
       DIRECTORS TO         below (except any I have        to vote for all
       HOLD OFFICE          written below) [ ]              nominees listed
       FOR THREE                                            below [ ]
       YEAR TERMS.

Blake L. Griffith,  Robert H. Edwards, Sr.,  Gary V. Thrift

INSTRUCTIONS:       TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE
THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2.       ADOPTION OF THE                [ ] FOR      [ ] AGAINST     [ ] ABSTAIN
         1998 STOCK OPTION PLAN:



3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                       ,  1998       _____________________________________
       ---------------------

                                           -------------------------------------